EXHIBIT 99

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information here in is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


Term Sheet                                     Date Prepared: September 20, 2005
================================================================================

          Wells Fargo Home Equity Asset Backed Securities 2005-2 Trust
              Home Equity Asset-Backed Certificates, Series 2005-2

================================================================================

                  Approximate Total Offered Size: $ 136,523,000

                             Wells Fargo Bank, N.A.
                             Originator and Servicer
                    Wells Fargo Asset Securities Corporation
                                    Depositor

                                                                                 Ratings
Tranche       Amount(1)        Int. Type / Class          Coupons          (S&P/Moody's/Fitch)   WAL (Call/Mat)(3)
-------       ---------        -----------------          -------          -------------------   -----------------
                                                 OFFERED CERTIFICATES
                                                 --------------------
Class M-1     $ 23,508,000     Floating / Mezz              (2)                AA+/Aa1/AA+          4.70 / 5.17
Class M-2     $ 16,274,000     Floating / Mezz              (2)                AA+/Aa2/AA+          4.62 / 5.08
Class M-3     $ 15,822,000     Floating / Mezz              (2)                 AA/Aa3/AA           4.58 / 5.03
Class M-4     $ 15,370,000     Floating / Mezz              (2)                 AA/A1/AA            4.54 / 4.97
Class M-5     $  9,493,000     Floating / Mezz              (2)                 A-/A2/AA-           4.51 / 4.93
Class M-6     $ 14,014,000     Floating / Mezz              (2)                 A+/A3/A+            4.49 / 4.89
Class M-7     $  9,946,000     Floating / Mezz              (2)                A/ Baa1/A            4.46 / 4.83
Class M-8     $  7,685,000     Floating / Mezz              (2)                A-/Baa2/A-           4.46 / 4.79
Class M-9     $  9,041,000     Floating / Mezz              (2)              BBB+/Baa3/BBB+         4.44 / 4.73
Class M-10    $  9,041,000     Floating / Mezz              (2)                BBB/NR/BBB           4.43 / 4.66
Class M-11    $  6,329,000     Floating / Mezz              (2)               BBB-/NR/BBB-          4.43 / 4.57
                                               NON-OFFERED CERTIFICATES
Class AI-1A   $311,298,000    Floating / Senior             (2)               AAA/Aaa/AAA               [ ]
Class AI-1B   $ 77,824,000    Floating / Senior             (2)               AAA/Aaa/AAA               [ ]
Class AII-1   $351,356,000    Floating / Senior             (2)               AAA/Aaa/AAA               [ ]
Class M-12    $  9,042,000     Floating / Mezz              (2)                BB+/NR/BB+               [ ]
Class M-13    $  7,685,000     Floating / Mezz              (2)                 BB/NR/BB                [ ]

(1)   Certificate sizes are subject to change (+/- 10%)
(2) The Class A Certificates will bear interest at variable rates, and their respective margins will increase by 2x following the Optional Termination Date; the Class M Certificates will bear interest at variable rates and their respective margins will increase by 1.5x following the Optional Termination Date
(3)   Based on Pricing Prepayment Assumption

Transaction Overview:
---------------------

      Sole Manager:  Citigroup Global Markets, Inc             Expected Pricing Date:   September 22, 2005
   Rating Agencies:  S&P / Moody's / Fitch                  Expected Settlement Date:   September 29, 2005
           Trustee:  HSBC Bank USA, National
                     Association

*All numbers are preliminary and subject to change.

0                                                       [CITIGROUP LOGO OMITTED]

The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information here in is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.


For Further Information:
------------------------
        Mortgage Finance                               MBS Trading                             MBS Structuring
   Phil Seares (212) 723-1145                 Matthew Cherwin (212) 723-6217             Shekhar Shah (212) 723-5386
    Agnes Teng (212) 723-6799                 Eliot Rubenzhal (212) 723-6289             Neil Aggarwal (212) 723-6420
 Scott Schundler (212) 723-9568
  Kathryn Ebner (212) 723-6879

     Moodys Investor Service                       Standard and Poor's                          Fitch Ratings
Gregory Bessermann (212) 553-0323             Natalia Skuthan (212) 438-8012             Peter Dizdar (212) 908-0207


1                                                       [CITIGROUP LOGO OMITTED]

TRANSACTION SUMMARY
-------------------
     Title of Securities:          Wells Fargo Home Equity Asset Backed Securities 2005-2 Trust, Home Equity Asset Backed
                                   Certificates, Series 2005-2.

    Offered Certificates:          $ 136,523,000 mezzanine floating-rate Certificates (the Class M-1, Class M-2, Class M-3,
                                   Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class
                                   M-11 Ceritificates).

Non-Offered Certificates:          Class AI-1A, Class AI-1B, Class AII-1, Class M-12, Class M-13, Class CE, Class P and Class R
                                   Certificates.

    Class A Certificates:          Class AI-1A, Class AI-1B and Class AII-1 Certificates.

    Class M Certificates:          Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
                                   Class M-9, Class M-10, Class M-11, Class M-12 and
                                   Class M-13 Certificates.

 Originator and Servicer:          Wells Fargo Bank, N.A.

               Depositor:          Wells Fargo Asset Securities Corporation

   Surveillance Provider:          The Murrayhill Company, will monitor and advise the Servicer with respect to prepayment penalty collection, mortgage insurance claims and default management of the mortgage loans.
                 Trustee:          HSBC Bank USA, National Association

Securities Administrator:          Wells Fargo Bank, N.A.

               Custodian:          Wells Fargo Bank, N.A.

            Closing Date:          On or about September 29, 2005

      Distribution Dates:          25th of each month, or if such day is not a business day, the next succeeding business day, commencing October 25, 2005

            Cut-off Date:          September 1, 2005

     Optional Termination          The date on which the aggregate principal balance of the Mortgage Loans after giving
                    Date:          effect to distributions to be made on that Distribution Date falls below 10% of the aggregate principal balance as of the Cut-off Date.

           Payment Delay:          The Offered Certificates have a 0 day delay

               Day Count:          The Offered Certificates are Actual/360

      Servicing Fee Rate:          0.500% per annum.

   Surveillance Fee Rate:          0.015% per annum.

 Administrative Fee Rate:          Servicing Fee Rate and Surveillance Fee Rate.

            Denomination:          $100,000 and multiples of $1 in excess thereof.

       SMMEA Eligibility:          The Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be SMMEA eligible. The remaining Offered Certificates will not be SMMEA eligible.

       ERISA Eligibility:          All Offered Certificates may be ERISA eligible.

              Tax Status:          The Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY
-----------------
               Structure:          Senior/Subordinate/Overcollateralization Structure

   Prepayment Assumption:          Fixed-Rate Mortgage Loans: 4% CPR in month 1, an additional 1/11th of 19% for each month thereafter, building to 23% CPR in month 12 and remains at 23% thereafter.
                                   Adjustable-Rate Mortgage Loans: 5% CPR in month 1, an additional 1/11th of 22%
                                   CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27, and remaining constant at 30% CPR from month 28 and thereafter;
                                   provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of Prepayment Assumption

           Mortgage Pool:          As of the Cut-off Date, the Mortgage Pool consists of 5,411 fixed-rate and adjustable-rate, closed end mortgage loans, secured by first lien mortgages on primarily one- to four-family properties with an approximate outstanding principal balance of $ 904,125,588 as of the Cut-off Date. Generally loans with a loan-to-value ratio at origination in excess of 80% are covered by mortgage insurance. For the purpose of calculating interest and principal on the Class A
                                   Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:

                                   Group I Mortgage Loans: 3,523 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately
                                   $ 475,118,550 with principal balances at origination that conform to the principal balance limits of Freddie Mac.

                                   Group II Mortgage Loans: 1,888 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $ 429,007,038.

       Pass-Through Rate:          >     The monthly Pass-Through Rate for the Offered Certificates on each
                                         Distribution Date is the lesser of:

                                         o     (1) the Formula Rate; and

                                         o     (2) the related Net WAC Cap for that Distribution Date.

                                   >     The Formula Rate for the Offered Certificates is as follows:

                                         o     On or prior to the Optional Termination Date: 1-Month LIBOR plus a margin which will be set at pricing for the Class A and Class M
                                               Certificates.

                                         o     After the Optional Termination Date: 1-Month LIBOR plus 2x the initial margin for the Class A Certificates and 1-Month LIBOR plus
                                               1.5x the initial margin for the Class M Certificates.

   Principal Payments for          Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the
    Class A Certificates:          Class A Certificates will receive the principal collected on the related
                                   Mortgage Loans plus any Excess Interest required to maintain the Targeted
                                   Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown
                                   Date, if no Trigger Event is in effect, principal distributed on the Class A
                                   Certificates will be an amount such that each group of Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

                                   Principal distributions on the Group I Certificates will be allocated pro rata, with the exception that on any Distribution Date on which a Sequential Trigger
                                   Event is in effect, principal distributions will be allocated sequentially, to the Class AI-1A and Class AI-1B Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                                   Principal distributions on the Group II Certificates will be allocated to the
                                   Class AII-1, until the certificate principal balance thereof has been reduced to zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
Sequential Trigger Event:          A Sequential Trigger Event has occurred if (a) with respect to any Distribution
                                   Date, the Class M Certificates are no longer outstanding, (b) with respect to any Distribution Date on or prior to the Distribution Date in October 2007, the aggregate amount of realized losses incurred since the Cut- off Date through the last day of the related due period (reduced by the aggregate amount of recoveries received since the Cut-off Date through the last day of the related due period) divided by the aggregate principal balance of the mortgage loans on the Cut-off Date exceeds 0.95% or (c) with respect to any Distribution Date on or after the Distribution Date in October 2007, a Trigger Event is in effect.

   Principal Payments for          The Class M Certificates will NOT receive any principal payments prior to the
    Class M Certificates:          Stepdown Date unless the aggregate certificate principal balance of the Class A
                                   Certificates is reduced to zero. After the Stepdown Date (assuming no Trigger
                                   Event is in effect), principal will be shared among the Class M Certificates to maintain, in each case, approximately 2x their respective initial credit enhancement.

     Principal Remittance          For any Distribution Date, an amount equal to the aggregate of:
                  Amount:          (i)   the principal portion of all scheduled monthly payments on the Mortgage
                                         Loans actually received or advanced on or prior to the related
                                         Determination Date;
                                   (ii)  the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
                                   (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the trustee, the securities administrator, and the servicer, to the extent applied as recoveries of principal on the Mortgage Loans.

    Optional Termination:          10% cleanup call based on the Cut-off Date Principal Balance of the Mortgage
                                   Loans. The majority holder of the Class CE Certificates shall have the right to exercise the clean-up call. If such call is exercised, the holders of the
                                   Offered Certificates are entitled, to the extent of funds available, to:
                                   >     Outstanding principal balance of the Offered Certificates
                                   >     Current interest accrued on such balance at the related Pass-Through Rate
                                   >     Interest previously earned but not paid (if any)
                                   >     "LIBOR Carryover Amount" (if any)

             Net WAC Cap:          For any Distribution Date and for each loan group and the related Class A
                                   Certificates the Net WAC Cap will equal the weighted average Net Mortgage Rates of the related Mortgage Loans. The Net WAC Cap for the Class M certificates will equal a weighted average of the Net WAC Cap for each loan group based on the principal balance of the related Mortgage Loans, subtracting the certificate principal balance of the related senior certificates.The Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest Accrual Period.

       Net Mortgage Rate:          For each Mortgage Loan the applicable Mortgage Rate less the the Administrative Fee Rate.

  LIBOR Carryover Amount:          On any Distribution Date the sum of (a) If the Pass-Through Rate for the Class A
                                   or Class M Certificates, is limited by the applicable Net WAC Cap, the excess of
                                   (i) the amount of interest that class would have accrued for such Distribution
                                   Date based on its respective Formula Rate, over (ii) the amount of interest the
                                   Certificates accrued for such Distribution Date based on the applicable Net WAC
                                   Cap, and (b) the unpaid portion of any such excess from prior Distribution Dates plus interest accrued at its Formula Rate thereon.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
   Interest Carry Forward          As of any Distribution Date, and for any class the sum of:
                  Amount:          (x)   the excess, if any, of the applicable accrued certificate interest for the prior Distribution Date and any applicable Interest Carry Forward Amount for the prior Distribution Date, over the amount in respect of interest actually distributed on that class on such prior Distribution Date; and
                                   (y)   interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

         Excess Interest:          Excess Interest, to the extent it is not used for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates or to fund any Overcollateralization Deficiency, will be available to make distributions of the LIBOR Carryover Amount to the
                                   Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the Net WAC Cap to the extent such shortfalls are not covered by the Interest Rate Cap Agreements.

       Senior Enhancement          For any Distribution Date, the percentage obtained by dividing
              Percentage:          (x) the sum of:
                                         (i)   the aggregate certificate principal balance of the Class M
                                               Certificates; and
                                         (ii)  the overcollateralization amount, in each case before taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
                                   (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

         Available Funds:          For any Distribution Date, the sum, net of amounts reimbursable therefrom to the
                                   Servicer, the Securities Administrator or the Trustee, of, among other amounts, the following: (i) the aggregate amount of scheduled monthly payments on the
                                   Mortgage Loans due during the related Due Period and received or advanced on or prior to the related Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments (but excluding any prepayment penalties), insurance proceeds (including any payments received under any lender paid mortgage insurance policy), liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment Period or proceeds from the purchase of the
                                   Mortgage Loans due to the Optional Termination of the Trust); (iii) all Servicer
                                   Advances with respect to the Mortgage Loans received for such Distribution Date;
                                   and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

   Principal Distribution          On any Distribution Date, the sum of (i) the Principal Remittance Amount minus
                  Amount:          any Overcollateralization Release Amount, if any and (ii) the Extra Principal
                                   Distribution Amount, if any.

          Extra Principal          As of any Distribution Date, the lesser of (x) the sum of the excess interest
     Distribution Amount:          collections on the Mortgage Loans and the interest on the Overcollateralization
                                   Amount for such Distribution Date and (y) on the Overcollateralization
                                   Deficiency for such Distribution Date.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
        Class A Principal          Prior to the Stepdown Date, or if a Trigger Event is in effect, each of the
     Distribution Amount:          Class A Certificates will receive the principal collected on the related
                                   Mortgage Loans plus any Excess Interest required to maintain the Targeted
                                   Overcollateralization Amount until the aggregate certificate principal balance of the Class A Certificates has been reduced to zero. On or after the Stepdown
                                   Date, if no Trigger Event is in effect, principal distributed on the Class A
                                   Certificates will be an amount such that each group of Class A Certificates will maintain 2x the Class A Initial Credit Enhancement Percentage as set forth in the Credit Enhancement Percentage table included herein.

                                   Principal distributions on the Group I Certificates will be allocated pro rata, with the exception that on any Distribution Date on which a Sequential Trigger
                                   Event is in effect, principal distributions will be allocated sequentially, to the Class AI-1A and Class AI-1B Certificates, in that order, until the certificate principal balances thereof have been reduced to zero.

                                   Principal distributions on the Group II Certificates will be allocated to the
                                   Class AII-1, until the certificate principal balance thereof has been reduced to zero.

        Class M Principal          With respect to any Distribution Date (i) prior to the Event is in effect for that
     Distribution Amount:          Stepdown Date or on or after the Stepdown Date if a Trigger Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distributions of the Class A Principal Distribution Amounts, and any Class M
                                   Principal Distribution Amounts paid to a more senior class or (ii) on or after the Stepdown Date if a Trigger Event is not in effect the excess of (x) the sum of (i) the aggregate certificate principal balance of the Class A Certificates, and any more senior class of M Certificates after taking into account the distribution of the Class A Principal Distribution Amounts, and any Class M
                                   Principal Distribution Amounts paid to a more senior class and (ii) the certificate principal balance of the related Class M Certificate immediately prior to that Distribution Date over (y) the lesser of (i) the product of 100%
                                   minus 2X the respective Class M Certificates initial credit enhancement percentage and the principal balance of the Mortgage Loans as of the last day of the related due period and (ii) the aggregate stated principal balance of the
                                   Mortgage Loans, as of the last day of the related Due Period, minus 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
        Payment Priority:          On each Distribution Date, the Securities Administrator will distribute the
   Interest Distributions          aggregate of the Interest Remittance Amo unts (as described in the Prospectus
                                   Supplement) in the following order of priority to the extent available:

                                     first, to the Surveillance Provider, the Surveillance Provider Fee;

                                     second, to the Class A Certificates of each group, accrued certificate interest for each such class from the Interest Remittance Amount for the related group for such Distribution Date;

                                     third, to the Class A Certificates of each group, the Interest Carry Forward
                                     Amount thereon for each such class from the Interest Remittance Amount for the related group for such Distribution Date;

                                     fourth, to the Class A Certificates of each group, unpaid accrued certificate interest for each such class from the remaining Interest Remittance Amount for the unrelated group;

                                     fifth, to the Class A Certificates of each group, the unpaid Interest
                                     Carryforward Amount thereon for each such class from the remaining Interest
                                     Remittance Amount for the unrelated group;

                                     sixth, to the Class M-1 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     seventh, to the Class M-2 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     eighth, to the Class M-3 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     ninth, to the Class M-4 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     tenth, to the Class M-5 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     eleventh, to the Class M-6 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     twelfth, to the Class M-7 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     thirteenth, to the Class M-8 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     fourteenth, to the Class M-9 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     fifteenth, to the Class M-10 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     sixteenth, to the Class M-11 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     seventeenth, to the Class M-12 Certificates, the accrued certificate interest thereon for such Distribution Date;

                                     eighteenth, to the Class M-13 Certificates, the accrued certificate interest thereon for such Distribution Date; and

                                     nineteenth, the amount, if any, of the aggregate of the Interest Remittance
                                     Amounts remaining after application with respect to the priorities set forth above which is defined above as the "Excess Interest" for such Distribution
                                     Date, will be applied as described below under "Excess Cash Flow Distributions."


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------

        Payment Priority:          With respect to each Distribution Date (a) before the Stepdown Date or (b) as to
  Principal Distributions          which a Trigger Event is in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the
                                   Certificates in the following order of priority:

                                     first, to the Class A Certificates, as described under Class A Principal
                                     Distribution Amount;

                                     second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                     M-5, Class M- 6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class
                                     M-12 and Class M-13 Certificates;

                                     third, any remaining Principal Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow
                                     Distributions."

                                     With respect to each Distribution Date (a) on or after the Stepdown Date and (b)
                                     as long as a Trigger Event is not in effect, the Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Certificates in the following order of priority:

                                     first, to the Class A Certificates, as described under Class A Principal
                                     Distribution Amount;

                                     second, to the Class M-1 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-1 Certificates;

                                     third, to the Class M-2 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-2 Certificates;

                                     fourth, to the Class M-3 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-3 Certificates;

                                     fifth, to the Class M-4 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-4 Certificates;

                                     sixth, to the Class M-5 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-5 Certificates;

                                     seventh, to the Class M-6 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-6 Certificates;

                                     eighth, to the Class M-7 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-7 Certificates;

                                     ninth, to the Class M-8 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-8 Certificates;

                                     tenth, to the Class M-9 Certificates, up to the Class M Principal Distribution
                                     Amount for the Class M-9 Certificates;

                                     eleventh, to the Class M-10 Certificates, up to the Class M Principal
                                     Distribution Amount for the Class M-10 Certificates;

                                     twelfth, to the Class M-11 Certificates, up to the Class M Principal
                                     Distribution Amount for the Class M-11 Certificates;

                                     thirteenth, to the Class M-12 Certificates, up to the Class M Principal
                                     Distribution Amount for the Class M-12 Certificates;

                                     fourteenth, to the Class M-13 Certificates, up to the Class M Principal
                                     Distribution Amount for the Class M-13 Certificates; and

                                     fifteenth, any remaining Principal Distribution Amount will be distributed as part of the Excess Cash Flow as described below under "Excess Cash Flow
                                     Distributions."


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
        Payment Priority:          On any Distribution Date, the sum of the Excess Interest remaining after the
         Excess Cash Flow          application of such amounts to cover certain interest shortfalls, the
            Distributions          Overcollateralization Release Amount and any portion of the Principal
                                   Distribution Amount (without duplication) remaining after principal distributions on the Certificates is the "Excess Cash Flow," which is required to be applied in the following order of priority on such Distribution Date:

                                     (i) to the Class A Certificates, pro rata, any remaining accrued certificate interest for such classes for such Distribution Date;

                                     (ii) to the Class A Certificates, pro rata, any Interest Carry Forward
                                     Amounts for such classes for such Distribution Date;

                                     (iii) to the Class M -1 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (iv) to the Class M-1 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (v) to the Class M-1 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (vi) to the Class M -2 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (vii) to the Class M-2 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (viii) to the Class M-2 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (ix) to the Class M -3 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (x) to the Class M-3 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xi) to the Class M-3 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xii) to the Class M -4 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xiii) to the Class M-4 Certificates, any Interest Carry Forward Amount
                                     for such Class for such Distribution Date;

                                     (xiv) to the Class M-4 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xv) to the Class M-5 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xvi) to the Class M-5 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xvii) to the Class M-5 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xviii) to the Class M-6 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xix) to the Class M-6 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xx) to the Class M-6 Certificates, any related Allocated Realized Loss
                                     Amount for such


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
                                     Distribution Date;

                                     (xxi) to the Class M-7 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxii) to the Class M-7 Certificates, any Interest Carry Forward Amount for such
                                     Class for such Distribution Date;

                                     (xxiii) to the Class M-7 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xxiv) to the Class M-8 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxv) to the Class M-8 Certificates, any Interest Carry Forward Amount for such
                                     Class for such Distribution Date;

                                     (xxvi) to the Class M-8 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                     (xxvii) to the Class M-9 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxviii) to the Class M-9 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xxix) to the Class M-9 Certificates, any related Allocated Realized Loss Amount for such Distribution Date;

                                     (xxx) to the Class M-10 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxxi) to the Class M-10 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xxxii) to the Class M-10 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xxxiii) to the Class M-11 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxxiv) to the Class M-11 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xxxv) to the Class M-11 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xxxvi) to the Class M-12 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxxvii) to the Class M-12 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xxxviii) to the Class M-12 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xxxix) to the Class M-13 Certificates, any remaining accrued certificate interest for such Distribution Date;

                                     (xxxx) to the Class M-13 Certificates, any Interest Carry Forward Amount for
                                     such Class for such Distribution Date;

                                     (xxxxi) to the Class M-13 Certificates, any related Allocated Realized Loss
                                     Amount for such Distribution Date;

                                     (xxxxii) first, to the Class A Certificates, pro rata, and then sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                     Class M-8, Class M-9, Class M- 10, Class M-11, Class M-12 and Class M-13
                                     Certificates, any LIBOR Carryover Amount for


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

STRUCTURE SUMMARY (Continued)
-----------------------------
                                     such Class remaining after giving effect to any applicable amo unts received under the interest rate cap agreement; and

                                     (xxxxiii) to the Class CE Certificates, in the amounts specified in the pooling and servicing agreement.

  Allocated Realized Loss          An Allocated Realized Loss Amount with respect to any class of Certificates and
                  Amount:          any Distribution Date is an amount equal to the sum of any realized losses allocated to that class of Certificates on that Distribution Date and any
                                   Allocated Realized Loss Amount for that class remaining unpaid from prior
                                   Distribution Dates.

        Interest Rate Cap          On the Closing Date, the Securities Administrator will enter into one or more
              Agreements:          Interest Rate Cap Agreements with one or more interest rate cap providers for the benefit of the Class M Certificates. The Interest Rate Cap Provider will be obligated to make monthly payments to the Securities Administrator (based on a notional amount) when one-month LIBOR exceeds the strike rate for the related period. Such payments will be capped at their maximum amount when one- month
                                   LIBOR equals or exceeds the ceiling rate for the related period. The schedules containing the notional amounts, strike and ceiling rates is in the table on page 22.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY
--------------------------
           Stepdown Date:          The earlier to occur of:
                                     (i)   the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is zero, and
                                     (ii)  the later to occur of:(x) the 37th Distribution Date and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to twice its initial amount

            Trigger Event          On a Distribution Date, a Trigger Event will be in effect if either:
                                     (i)   the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by the aggregate amount of recoveries received since the Cut-off Date through the last day of the related Due Period), divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                                           Distribution Date Percentage          Percentage
                                           ----------------------------          ----------
                                           October 2007 to September 2008           0.95%
                                           October 2008 to September 2009           2.10%
                                           October 2009 to September 2010           3.25%
                                           October 2010 to September 2011           4.20%
                                           October 2011 and thereafter              4.70%

                                     (ii)  If the aggregate principal balance of 60+ Day Delinquent Loans, divided by the aggregate principal balance of the Mortgage Loans expressed as a percentage equals or exceeds 36% of the Senior Enhancement Percentage.

       60+ Day Delinquent          Any Mortgage Loans (including each Mortgage Loan in foreclosure and in
                    Loan:          bankruptcy) with respect to which any portion of the monthly payment is, as of the last day of the prior Due Period, two or more months past due, and REO
                                   Properties.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY (Continued)
--------------------------------------
      Credit Enhancement:          Credit Enhancement will be provided by:
                                   >     Excess Interest
                                   >     Overcollateralization
                                   >     Subordination

                                         Initial Credit Enhancement*          On or After Stepdown Date*
                                         ---------------------------          --------------------------
                                         Class             Percentage**       Class             Percentage**
                                         -----             ------------       -----             ------------
                                         A                   18.10%             A                 36.20%
                                         M-1                 15.50%             M-1               31.00%
                                         M-2                 13.70%             M-2               27.40%
                                         M-3                 11.95%             M-3               23.90%
                                         M-4                 10.25%             M-4               20.50%
                                         M-5                  9.20%             M-5               18.40%
                                         M-6                  7.65%             M-6               15.30%
                                         M-7                  6.55%             M-7               13.10%
                                         M-8                  5.70%             M-8               11.40%
                                         M-9                  4.70%             M-9               9.40%
                                         M-10                 3.70%             M-10              7.40%
                                         M-11                 3.00%             M-11              6.00%
                                         M-12                 2.00%             M-12              4.00%
                                         M-13                 1.15%             M-13              2.30%

                                         * Includes Overcollateralization
                                         **Approximate

    Overcollateralization          For any Distribution Date the excess, if any, of (a) the sum of the aggregate
                  Amount:          principal balance of the Mortgage Loans as of the last day of the related Due Period
                                   (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related
                                   Prepayment Period) over (b) the sum of the aggregate certificate principal balance of the Class A and Class M Certificates, after giving effect to distributions to be made on such Distribution Date.

    Overcollateralization          As of any Distribution Date, the excess, if any, of:
              Deficiency:          (x)   the Targeted Overcollateralization Amount for such Distribution Date over
                                   (y)   the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such
                                         Distribution Date of the certificate principal balances of all classes of
                                         Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such
                                         Distribution Date.

    Overcollateralization          As of any Distribution Date, on or after the Stepdown Date on which any Trigger
          Release Amount:          Event is not in effect the lesser of (a) the Principal Remittance Amount and
                                   (b) the excess, if any, of:

                                   (x)   the Overcollateralization Amount for such Distribution Date, assuming that
                                         100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (y) the Targeted
                                         Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date on which a Trigger Event is in effect, the
                                         Overcollateralization Release Amount will be zero.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

CREDIT ENHANCEMENT SUMMARY(Continued)
-------------------------------------
                 Targeted          As of any Distribution Date, the Targeted Overcollateralization Amount (a) prior
    Overcollateralization          to the Stepdown Date, is an amount equal to approximately 1.15% of the Principal
                  Amount:          Balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the
                                   Stepdown Date provided a Trigger Event is not in effect, the greater of (i)
                                   approximately 2.30% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related due period and (ii)
                                   0.50% of the principal balance of the Mortgage Loans as of the Cut-off Date; and
                                   (c) on or after the Stepdown Date and if a Trigger Event is in effect, the
                                   Targeted Overcollateralization Amount for the immediately preceding Distribution
                                   Date.



    Allocation of Losses/          Realized losses on the Mortgage Loans will be applied:
           Subordination:          >      First to reduce the Excess Interest and the overcollateralization amount; and
                                   >      Then to the Class M Certificates, in reverse sequential order, until each such class has been reduced to zero

                Advances:          Subject to certain limitations, the Servicer must advance delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable.

   Compensating Interest:          The Servicer is obligated to offset any Prepayment Interest Shortfall attributable to prepayments in full, on any Distribution Date, with Compensating Interest to the extent of its Servicing Fee for each Distribution Date.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                       Weighted Average Life Sensitivity
                             To Optional Termination

                                                                      Percentage of Prepayment Assumption

                                                  50%                    100%                  150%                   200%
                  Average Life (yrs.)             8.75                   4.70                  3.55                   2.68
      M-1         Window (mo)                   51 - 159                44 - 78               34 - 46                26 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                   4.62                  3.82                   2.82
      M-2         Window (mo)                   51 - 159                43 - 78               46 - 46                34 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                   4.58                  3.82                   2.82
      M-3         Window (mo)                   51 - 159                42 - 78               46 - 46                34 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                    4.54                  3.82                   2.82
      M-4         Window (mo)                   51 - 159                41 - 78               46 - 46                34 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                    4.51                  3.82                   2.82
      M-5         Window (mo)                   51 - 159                40 - 78               46 - 46                34 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                    4.49                  3.72                   2.76
      M-6         Window (mo)                   51 - 159                39 - 78               43 - 46                32 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)             8.75                    4.46                  3.58                   2.66
      M-7         Window (mo)                   51 - 159                39 - 78               41 - 46                31 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                       To Optional Termination (continued)

                                                                      Percentage of Prepayment Assumption

                                                 50%                     100%                 150%                   200%
                  Average Life (yrs.)            8.75                    4.46                 3.49                   2.61
      M-8         Window (mo)                   51 - 159                39 - 78              40 - 46                30 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)            8.75                    4.44                 3.41                   2.56
      M-9         Window (mo)                   51 - 159                38 - 78              39 - 46                29 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)            8.75                    4.43                 3.34                   2.51
      M-10        Window (mo)                   51 - 159                38 - 78              38 - 46                29 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008

                  Average Life (yrs.)            8.75                    4.43                 3.29                   2.47
      M-11        Window (mo)                   51 - 159                38 - 78              37 - 46                28 - 34
                  Last Principal Date         December 2018           March 2012            July 2009              July 2008


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                                   To Maturity

                                                                      Percentage of Prepayment Assumption

                                                  50%                     100%                  150%                 200%
                  Average Life (yrs.)             9.56                    5.17                  6.12                 4.49
      M-1         Window (mo)                   51 - 269                44 - 146              34 - 110             26 - 77
                  Last Principal Date         February 2028           November 2017         November 2014        February 2012

                  Average Life (yrs.)             9.55                    5.08                  5.57                 3.94
      M-2         Window (mo)                   51 - 261                43 - 139              60 - 85              43 - 60
                  Last Principal Date           June 2027              April 2017           October 2012        September 2010

                  Average Life (yrs.)             9.53                    5.03                  4.84                 3.48
      M-3         Window (mo)                   51 - 255                42 - 135              53 - 82              39 - 58
                  Last Principal Date         December 2026           December 2016          July 2012            July 2010

                  Average Life (yrs.)             9.50                    4.97                  4.41                 3.21
      M-4         Window (mo)                   51 - 248                41 - 130              48 - 79              35 - 56
                  Last Principal Date           May 2026               July 2016             April 2012            May 2010

                  Average Life (yrs.)             9.47                    4.93                  4.16                 3.04
      M-5         Window (mo)                   51 - 240                40 - 125              46 - 76              34 - 54
                  Last Principal Date         September 2025          February 2016         January 2012         March 2010

                  Average Life (yrs.)             9.43                    4.89                  3.97                 2.92
      M-6         Window (mo)                   51 - 234                39 - 122              43 - 74              32 - 53
                  Last Principal Date          March 2025             November 2015         November 2011        February 2010

                  Average Life (yrs.)             9.38                    4.83                  3.81                 2.82
      M-7         Window (mo)                   51 - 224                39 - 116              41 - 70              31 - 50
                  Last Principal Date           May 2024                May 2015             July 2011           November 2009


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                        Weighted Average Life Sensitivity
                             To Maturity (continued)

                                                                      Percentage of Prepayment Assumption

                                              50%                     100%                  150%                  200%
                  Average Life (yrs.)             9.33                    4.79                 3.70                  2.75
      M-8         Window (mo)                   51 - 215                39 - 110              40 - 66               30 - 48
                  Last Principal Date         August 2023             November 2014         March 2011            September 2009

                  Average Life (yrs.)             9.26                    4.73                 3.60                  2.69
      M-9         Window (mo)                   51 - 207                38 - 106              39 - 63               29 - 46
                  Last Principal Date         December 2022           July 2014             December2010          July 2009

                  Average Life (yrs.)             9.14                    4.66                 3.49                  2.61
      M-10        Window (mo)                   51 - 196                38 - 99               38 - 59               29 - 43
                  Last Principal Date         January 2022            December 2013         August 2010           April 2009

                  Average Life (yrs.)             9.00                    4.57                 3.38                  2.54
      M-11        Window (mo)                   51 - 181                38 - 91               37 - 54               28 - 40
                  Last Principal Date         October 2020            April 2013            March 2010            January 2009


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

       Net WAC Cap and Effective Maximum Rate for the Class M Certificates

            Net WAC Cap(1)            Max Rate (2)                            Net WAC Cap(1)              Max Rate (2)
Period          ( % )                     ( % )                 Period            ( % )                       ( % )
------          -----                     -----                 ------            -----                       -----
1               N/A                       N/A                     41              6.67                        11.16
2               6.23                      10.00                   42              7.38                        12.35
3               6.44                      10.00                   43              6.67                        11.15
4               6.23                      10.00                   44              6.89                        11.52
5               6.23                      10.00                   45              6.66                        11.14
6               6.90                      10.00                   46              6.89                        11.51
7               6.23                      10.00                   47              6.66                        11.16
8               6.44                      10.00                   48              6.66                        11.15
9               6.23                      10.00                   49              6.88                        11.52
10              6.44                      10.00                   50              6.66                        11.14
11              6.23                      10.00                   51              6.88                        11.50
12              6.23                      10.00                   52              6.66                        11.13
13              6.44                      10.00                   53              6.66                        11.15
14              6.23                      10.00                   54              7.37                        12.34
15              6.44                      10.00                   55              6.66                        11.14
16              6.23                      10.00                   56              6.88                        11.51
17              6.23                      10.00                   57              6.66                        11.13
18              6.90                      10.00                   58              6.88                        11.49
19              6.23                      10.00                   59              6.66                        11.12
20              6.44                      10.00                   60              6.66                        11.11
21              6.23                      10.00                   61              6.88                        11.48
22              6.47                      10.00                   62              6.65                        11.10
23              6.66                      10.00                   63              6.88                        11.47
24              6.66                      10.00                   64              6.65                        11.09
25              6.88                      10.00                   65              6.65                        11.09
26              6.65                      10.00                   66              7.37                        12.27
27              6.87                      10.00                   67              6.65                        11.08
28              6.65                      10.00                   68              6.87                        11.44
29              6.65                      10.00                   69              6.65                        11.07
30              7.11                      10.13                   70              6.87                        11.43
31              6.65                      10.00                   71              6.65                        11.06
32              6.87                      10.00                   72              6.65                        11.05
33              6.65                      10.00                   73              6.87                        11.41
34              6.87                      10.00                   74              6.65                        11.04
35              6.67                      10.36                   75              6.87                        11.40
36              6.67                      10.36                   76              6.65                        11.03
37              6.89                      10.70                   77              6.65                        11.02
38              6.67                      10.35                   78              7.10                        11.78
39              6.89                      10.69                   79              --                          11.01
40              6.67                      10.40

Assumptions:
------------
      (1) Assumes 1mLIBOR , 6mLIBOR and 1 year CMT stay at 3.81% , 4.07% and 3.89% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.
      (2) Assumes 1mLIBOR and 6mLIBOR and 1 year CMT increase on the first payment date to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                Assumed Monthly Excess Interest at Static Indices

             Excess                       Excess                      Excess
           Interest at                  Interest at                 Interest at
             Static                       Static                      Static
Period     Indices (%)       Period     Indices (%)       Period    Indices (%)
------     -----------       ------     -----------       ------    -----------
1             2.85             28          2.47             55         2.51
2             2.16             29          2.46             56         2.66
3             2.29             30          2.74             57         2.52
4             2.16             31          2.45             58         2.67
5             2.16             32          2.58             59         2.53
6             2.57             33          2.43             60         2.54
7             2.15             34          2.57             61         2.68
8             2.29             35          2.44             62         2.55
9             2.15             36          2.43             63         2.69
10            2.28             37          2.57             64         2.56
11            2.14             38          2.41             65         2.56
12            2.14             39          2.60             66         2.99
13            2.27             40          2.48             67         2.58
14            2.14             41          2.48             68         2.72
15            2.27             42          2.92             69         2.59
16            2.13             43          2.49             70         2.73
17            2.13             44          2.64             71         2.60
18            2.54             45          2.50             72         2.61
19            2.12             46          2.64             73         2.76
20            2.25             47          2.51             74         2.63
21            2.11             48          2.51             75         2.77
22            2.27             49          2.65             76         2.64
23            2.53             50          2.51             77         2.65
24            2.52             51          2.65             78         2.93
25            2.64             52          2.50
26            2.48             53          2.51
27            2.62             54          2.93

Assumptions:
1. Run at pricing prepayment assumption
2. Excess (30/360)
3. Static Indices: 1mL = 3.81% 6mL = 4.07%, 1 Yr CMT = 3.89%
4. 10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

               Assumed Monthly Excess Interest at Forward Indices

                                                  Excess
            1 Month      6 Month     1 Year      Interest
             LIBOR        LIBOR       CMT           at
            Forwards     Forwards   Forwards     Forwards
Period        (%)          (%)        (%)          (%)
------        ---          ---        ---          ---
    1       3.81000     4.07000     3.89000       2.85
    2       3.89220     4.13371     3.94125       2.08
    3       3.99092     4.19330     3.99051       2.12
    4       4.08648     4.23908     4.01609       1.89
    5       4.16624     4.27405     4.01461       1.81
    6       4.21752     4.30017     4.01313       2.19
    7       4.23498     4.32012     4.01553       1.74
    8       4.24353     4.33749     4.02236       1.87
    9       4.26078     4.35371     4.02919       1.71
    10      4.29261     4.36817     4.03656       1.82
    11      4.32019     4.37930     4.04453       1.65
    12      4.33507     4.38719     4.05250       1.63
    13      4.33735     4.39276     4.05270       1.77
    14      4.33908     4.39708     4.04401       1.62
    15      4.34595     4.40049     4.03532       1.76
    16      4.35819     4.40291     4.02761       1.60
    17      4.36665     4.40422     4.02102       1.59
    18      4.36789     4.40499     4.01442       2.03
    19      4.36279     4.40614     4.01077       1.59
    20      4.35915     4.40857     4.01048       1.73
    21      4.36021     4.41262     4.01018       1.58
    22      4.36591     4.41844     4.01361       1.76
    23      4.37123     4.42592     4.02129       2.26
    24      4.37465     4.43437     4.02896       2.24
    25      4.37708     4.44284     4.03555       2.38
    26      4.38306     4.45042     4.04088       2.20
    27      4.39447     4.45686     4.04621       2.34



                                                 Excess
           1 Month      6 Month      1 Year     Interest
            LIBOR        LIBOR        CMT          at
           Forwards     Forwards    Forwards    Forwards
  Period      (%)         (%)         (%)          (%)
  ------      ---         ---         ---          ---
    28      4.40997     4.46209     4.05003       2.16
    29      4.42101     4.46612     4.05210       2.18
    30      4.42452     4.46960     4.05418       2.49
    31      4.42171     4.47346     4.05437       2.16
    32      4.42102     4.47852     4.05239       2.32
    33      4.42523     4.48489     4.05042       2.14
    34      4.43371     4.49239     4.05064       2.29
    35      4.44154     4.50081     4.05338       2.17
    36      4.44722     4.50977     4.05613       2.16
    37      4.45153     4.51883     4.06312       2.31
    38      4.45847     4.52758     4.07497       2.11
    39      4.46941     4.53581     4.08682       2.32
    40      4.48328     4.54335     4.09999       2.16
    41      4.49430     4.55013     4.11466       2.20
    42      4.50058     4.55657     4.12933       2.69
    43      4.50303     4.56321     4.14428       2.20
    44      4.50691     4.57051     4.15954       2.36
    45      4.51381     4.57817     4.17480       2.19
    46      4.52324     4.58565     4.19174       2.35
    47      4.53217     4.59251     4.21063       2.21
    48      4.53971     4.59888     4.22951       2.21
    49      4.54601     4.60501     4.24694       2.36
    50      4.55197     4.61117     4.26271       2.19
    51      4.55783     4.61746     4.27848       2.35
    52      4.56365     4.62397     4.29454       2.18
    53      4.56962     4.63076     4.31092       2.21
    54      4.57581     4.63784     4.32731       2.70




                                                 Excess
            1 Month     6 Month      1 Year     Interest
             LIBOR       LIBOR        CMT          at
            Forwards    Forwards    Forwards    Forwards
 Period        (%)        (%)         (%)          (%)
 ------        ---        ---         ---          ---
    55      4.58225     4.64520     4.34205       2.20
    56      4.58902     4.65282     4.35492       2.36
    57      4.59615     4.66065     4.36778       2.20
    58      4.60362     4.66866     4.37876       2.36
    59      4.61128     4.67678     4.38759       2.23
    60      4.61910     4.68498     4.39641       2.23
    61      4.62708     4.69325     4.40214       2.39
    62      4.63513     4.70155     4.40432       2.22
    63      4.64324     4.70987     4.40650       2.38
    64      4.65140     4.71820     4.40920       2.22
    65      4.65957     4.72653     4.41251       2.25
    66      4.66774     4.73485     4.41581       2.75
    67      4.67591     4.74317     4.41844       2.25
    68      4.68408     4.75149     4.42030       2.42
    69      4.69224     4.75980     4.42216       2.25
    70      4.70039     4.76811     4.42488       2.42
    71      4.70854     4.77641     4.42859       2.29
    72      4.71669     4.78470     4.43229       2.29
    73      4.72483     4.79298     4.43604       2.45
    74      4.73296     4.80124     4.43983       2.29
    75      4.74109     4.80949     4.44362       2.45
    76      4.74920     4.81772     4.44822       2.29
    77      4.75730     4.82592     4.45373       2.33
    78      4.76538     4.83410     4.45925       2.66


                   Assumptions:
                   ------------

                   1. Run at pricing prepayment assumption
                   2. Excess (30/360)
                   3. 10% optional clean-up call


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

               Interest Rate Cap Agreement - Class M Certificates

                     Effective Notional
       Period        Schedule ($)             Strike (%)     Ceiling (%)
       ------        ------------             ----------     -----------
       1                       0.00           0.000          0.000
       2             153,250,000.00           5.187          8.954
       3             153,250,000.00           5.395          8.954
       4             153,250,000.00           5.187          8.954
       5             153,250,000.00           5.187          8.954
       6             153,250,000.00           5.854          8.954
       7             153,250,000.00           5.186          8.954
       8             153,250,000.00           5.394          8.954
       9             153,250,000.00           5.186          8.954
       10            153,250,000.00           5.394          8.954
       11            153,250,000.00           5.202          8.954
       12            153,250,000.00           5.202          8.954
       13            153,250,000.00           5.410          8.954
       14            153,250,000.00           5.202          8.954
       15            153,250,000.00           5.410          8.954
       16            153,250,000.00           5.202          8.954
       17            153,250,000.00           5.202          8.954
       18            153,250,000.00           5.871          8.954
       19            153,250,000.00           5.202          8.954
       20            153,250,000.00           5.410          8.954
       21            153,250,000.00           5.201          8.954
       22            153,250,000.00           5.591          8.954
       23            153,250,000.00           7.684          8.954
       24            153,250,000.00           7.669          8.954
       25            153,250,000.00           7.942          8.954
       26            153,250,000.00           7.637          8.954
       27            153,250,000.00           7.925          8.954
       28            153,250,000.00           7.693          8.954
       29            153,250,000.00           8.436          8.954
       30            153,250,000.00           9.086          8.954
       31            153,250,000.00           8.430          8.954
       32            153,250,000.00           8.742          8.954
       33            153,250,000.00           8.424          8.954
       34            153,250,000.00           8.805          8.954
       35                      0.00           0.000          0.000


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                      BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

        --------------------------------------------------------------------
                                 LIBOR Forwards
                                 --------------

        BOND      CDR BE RATE (%)             WAL (yrs)         Cum Loss (%)
        M-1           27.54                     7.02               17.91
        M-2           23.72                     8.13               16.27
        M-3           20.33                     8.72               14.66
        M-4           17.32                     9.33               13.09
        M-5           15.58                     10.56              12.11
        M-6           13.16                     10.43              10.66
        M-7           11.47                     11.46              9.57
        M-8           10.20                     12.30              8.70
        M-9           8.76                      12.41              7.68
        M-10          7.41                      12.80              6.66
        M-11          6.52                      13.89              5.97
        M-12          5.34                      13.50              5.00
        M-13          4.59                      14.04              4.37
        --------------------------------------------------------------------


Assumptions
1.    Trigger Event is always in effect
2.    35% Loss Severity
3.    12 Months Lag
4.    CDR's shown are shown before 1st Dollar Loss
5.    Pricing Prepayment Assumption
6. Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward and 1 Year CMT forward
7.    100% P&I advance
8.    Defaults Outside of prepays
9.    The sequential trigger is not in effect


                          Citigroup Global Markets Inc.

--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------

      --------------------------------------------------------------------
                               Collateral Summary
      --------------------------------------------------------------------

                 Statistics for the Mortgage Loans listed below
               are based on the Cut-off Date scheduled balances.

                                                                                                 Minimum              Maximum
                                                                                                 -------              -------
Scheduled Principal Balance:                                         $904,125,588.97
Number of Mortgage Loans:                                                      5,411
Average Scheduled Principal Balance:                                     $167,090.30            $10,000.00          $990,000.00

Weighted Average Gross Coupon:                                                 6.956%                3.625%              11.750%
Weighted Average Original Credit Score (3):                                      621                   500                  814
Weighted Average Original LTV Ratio:                                           79.86%                 6.49%              100.00%
Weighted Average Original Combined LTV Ratio (1):                              84.81%                 6.49%              100.00%

Weighted Average Stated Remaining Term (months)                                  352                   175                  359
Weighted Average Original Term (months):                                         355                   180                  360
Weighted Average Roll Term (months):                                              22                     9                   34

Weighted Average Gross Margin(2):                                              3.417%                1.625%               7.000%
Weighted Average Initial Rate Cap(2):                                          2.992%                2.000%               3.000%
Weighted Average Periodic Rate Cap(2):                                         1.009%                1.000%               2.000%
Weighted Average Gross Maximum Lifetime Rate (2):                             12.958%                9.625%              17.750%
Weighted Average Gross Minimum Lifetime Rate (2):                              3.417%                1.625%               7.000%

Silent Seconds                                                                 26.28%
Interest Only                                                                  14.15%
Weighted Average Effective LTV (4):                                            75.38%

      --------------------------------------------------------------------

      (1) Combined LTV = (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal)

      (2)   Includes adjustable-rate Mortgage Loans only.

      (3)   Does not include loans with no credit score available.

      (4)   Reflects effect of MI.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Product Type                  Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
1Y CMT Arm                      29      $  7,634,285.79          0.84%   $    263,251.23      7.087%       75.69%         613
2Y/6M Libor Arm              4,671       778,542,037.82         86.11         166,675.67      6.976        80.90          617
3Y/6M Libor Arm                136        26,140,521.74          2.89         192,209.72      6.385        78.13          640
Fixed Balloon 360/180           76        15,473,025.93          1.71         203,592.45      6.653        76.98          666
Fixed 15 Yr                    111        10,557,235.45          1.17          95,110.23      7.296        65.64          636
Fixed 30 Yr                    388        65,778,482.24          7.28         169,532.17      6.944        71.61          644
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%         621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Current Gross               Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Mortgage Rate (%)             Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                    2      $    268,137.76          0.03%   $    134,068.88      3.762%       80.00%          687
4.000 - 4.499                    3           642,557.08          0.07         214,185.69      4.356        72.77           689
4.500 - 4.999                   58        14,789,942.53          1.64         254,999.01      4.824        73.70           670
5.000 - 5.4 99                 122        32,224,088.50          3.56         264,131.87      5.257        75.07           662
5.500 - 5.999                  633       149,991,318.16         16.59         236,953.11      5.782        75.40           647
6.000 - 6.499                  579       120,226,414.99         13.30         207,644.93      6.256        78.22           639
6.500 - 6.999                1,270       229,248,711.93         25.36         180,510.80      6.745        79.66           624
7.000 - 7.499                  599        93,700,629.12         10.36         156,428.43      7.255        80.73           613
7.500 - 7.999                  856       122,748,213.77         13.58         143,397.45      7.723        84.01           604
8.000 - 8.499                  278        36,679,669.92          4.06         131,941.26      8.260        85.12           589
8.500 - 8.999                  508        56,574,297.51          6.26         111,366.73      8.727        85.68           584
9.000 - 9.499                  194        21,368,425.04          2.36         110,146.52      9.249        83.71           570
9.500 - 9.999                  192        17,155,880.27          1.90          89,353.54      9.708        79.40           555
10.000 - 10.499                 48         3,654,100.95          0.40          76,127.10     10.248        75.31           537
10.500 - 10.999                 53         4,068,440.93          0.45          76,763.04     10.734        76.83           545
11.000 - 11.499                 10           528,095.78          0.06          52,809.58     11.258        83.04           550
11.500 - 11.999                  6           256,664.73          0.03          42,777.46     11.545        81.11           586
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Current Unpaid              Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Principal Balance ($)         Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                39      $    823,236.45          0.09%   $     21,108.63      9.342%       66.71%          574
25,000.01 - 50,000.00          345        13,765,420.63          1.52          39,899.77      8.302        74.20           594
50,000.01 - 75,000.00          626        39,783,722.46          4.40          63,552.27      7.936        80.00           603
75,000.01 - 100,000.00         751        66,072,102.61          7.31          87,978.83      7.648        78.74           608
100,000.01 - 125,000.00        642        72,531,605.03          8.02         112,977.58      7.335        80.05           614
125,000.01 - 150,000.00        574        78,804,024.75          8.72         137,289.24      7.395        80.50           615
150,000.01 - 175,000.00        520        84,139,923.96          9.31         161,807.55      6.975        80.43           616
175,000.01 - 200,000.00        407        76,313,673.93          8.44         187,502.88      6.874        80.04           620
200,000.01 - 225,000.00        284        60,447,078.38          6.69         212,841.83      6.914        80.14           616
225,000.01 - 250,000.00        239        56,793,085.14          6.28         237,627.97      6.896        78.92           621
250,000.01 - 275,000.00        203        53,200,120.97          5.88         262,069.56      6.637        79.96           631
275,000.01 - 300,000.00        161        46,212,839.88          5.11         287,036.27      6.616        80.38           630
300,000.01 - 325,000.00        135        42,328,801.12          4.68         313,546.67      6.549        80.11           633
325,000.01 - 359,650.00        121        41,407,233.73          4.58         342,208.54      6.560        79.62           636
359,650.01 - 500,000.00        268       111,527,977.37         12.34         416,149.17      6.519        81.68           626
500,000.01 -1,000,000.00        96        59,974,742.56          6.63         624,736.90      6.261        77.07           635
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE (1)
--------------------------------------------------------------------------------

                                                                 % of
                                                            Pool by Original  Avg. Orig.      Wtd. Avg.   Wtd. Avg.
Original                    Number of    Original Principal    Principal      Principal        Gross      Original       Wtd. Avg.
Principal Balance ($)         Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,0 00.00               39      $    826,199.00          0.09%   $     21,184.59      9.343%       66.69%          574
25,000.01 - 50,000.00          345        13,801,525.00          1.52          40,004.42      8.301        74.18           594
50,000.01 - 75,000.00          623        39,642,931.00          4.38          63,632.31      7.941        79.99           603
75,000.01 - 100,000.00         750        66,040,937.00          7.29          88,054.58      7.650        78.71           608
100,000.01 - 125,000.00        644        72,832,025.00          8.04         113,093.21      7.336        80.08           614
125,000.01 - 150,000.00        558        76,505,603.00          8.45         137,106.82      7.412        81.04           615
150,000.01 - 175,000.00        534        86,313,782.00          9.53         161,636.30      6.979        79.95           616
175,000.01 - 200,000.00        410        76,971,524.00          8.50         187,735.42      6.860        80.10           621
200,000.01 - 225,000.00        282        60,090,774.00          6.63         213,087.85      6.915        80.09           616
225,000.01 - 250,000.00        239        56,820,786.00          6.27         237,743.87      6.910        79.13           621
250,000.01 - 275,000.00        204        53,491,832.00          5.90         262,214.86      6.628        79.66           631
275,000.01 - 300,000.00        159        45,649,633.00          5.04         287,104.61      6.638        80.49           629
300,000.01 - 325,000.00        138        43,283,622.00          4.78         313,649.43      6.527        79.95           633
325,000.01 - 359,650.00        113        38,564,296.00          4.26         341,276.96      6.554        79.63           636
359,650.01 - 500,000.00        276       114,468,264.00         12.64         414,740.09      6.525        81.69           627
500,000.01 -1,000,000.00        97        60,576,899.00          6.69         624,504.11      6.259        77.02           635
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $905,880,632.00        100.00%   $    167,414.64      6.956%       79.85%          621


(1)   All weighted averages based on Original Principal Balance.
--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Remaining Term              Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
(months)                      Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                      187      $ 26,030,261.38          2.88%   $    139,199.26      6.914%       72.38%          654
301 - 360                    5,224       878,095,327.59         97.12         168,088.69      6.957        80.08           620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Original Term               Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
(months)                      Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                      187      $ 26,030,261.38          2.88%   $    139,199.26      6.914%       72.38%          654
241 - 360                    5,224       878,095,327.59         97.12         168,088.69      6.957        80.08           620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DISTRIBUTION BY ORIGINAL LTV
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Original LTV (%)              Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                    23      $  1,510,743.07          0.17%   $     65,684.48      7.521%       19.34%          594
25.01 - 30.00                   20         1,648,102.41          0.18          82,405.12      7.249        28.34           613
30.01 - 35.00                   32         3,356,722.99          0.37         104,897.59      6.953        32.78           618
35.01 - 40.00                   28         2,668,133.08          0.30          95,290.47      6.818        37.95           608
40.01 - 45.00                   42         5,176,243.14          0.57         123,243.88      6.914        42.60           617
45.01 - 50.00                   77        11,310,843.50          1.25         146,894.07      6.561        48.08           628
50.01 - 55.00                   96        16,588,698.80          1.83         172,798.95      6.615        52.62           614
55.01 - 60.00                  120        19,564,659.11          2.16         163,038.83      6.771        57.71           599
60.01 - 65.00                  158        29,502,087.14          3.26         186,722.07      6.711        62.75           604
65.01 - 70.00                  368        60,950,340.76          6.74         165,625.93      6.785        68.49           606
70.01 - 75.00                  441        74,695,555.71          8.26         169,377.68      6.821        73.81           604
75.01 - 80.00                2,001       337,503,237.61         37.33         168,667.29      6.584        79.73           630
80.01 - 85.00                  549        97,621,364.01         10.80         177,816.69      7.331        84.45           603
85.01 - 90.00                  777       138,550,108.43         15.32         178,314.17      7.335        89.60           618
90.01 - 95.00                  364        57,744,561.29          6.39         158,638.90      7.520        94.68           638
95.01 - 100.00                 315        45,734,187.92          5.06         145,187.90      7.931        99.97           648
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION BY ORIGINAL COMBINED LTV
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Original Combined LTV (%)     Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                    23      $  1,510,743.07          0.17%   $     65,684.48      7.521%       19.34%          594
25.01 - 30.00                   19         1,557,037.32          0.17          81,949.33      7.325        28.25           604
30.01 - 35.00                   31         3,313,799.08          0.37         106,896.74      6.957        32.76           618
35.01 - 40.00                   28         2,668,133.08          0.30          95,290.47      6.818        37.95           608
40.01 - 45.00                   41         5,072,395.86          0.56         123,716.97      6.936        42.62           617
45.01 - 50.00                   80        11,483,286.53          1.27         143,541.08      6.558        47.94           629
50.01 - 55.00                   98        17,427,431.01          1.93         177,830.93      6.583        52.96           612
55.01 - 60.00                  118        18,008,790.45          1.99         152,616.87      6.860        57.71           599
60.01 - 65.00                  155        27,655,478.17          3.06         178,422.44      6.717        62.85           603
65.01 - 70.00                  355        57,767,375.74          6.39         162,725.00      6.788        68.41           605
70.01 - 75.00                  395        68,361,484.22          7.56         173,067.05      6.860        73.42           600
75.01 - 80.00                  668       120,192,882.99         13.29         179,929.47      7.004        79.21           609
80.01 - 85.00                  543       100,171,178.39         11.08         184,477.31      7.280        83.96           604
85.01 - 90.00                  802       144,697,192.63         16.00         180,420.44      7.283        89.01           619
90.01 - 95.00                  466        75,876,950.67          8.39         162,826.07      7.298        90.99           637
95.01 - 100.00               1,589       248,361,429.76         27.47         156,300.46      6.647        83.61           642
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                           DISTRIBUTION OF MI COVERAGE
--------------------------------------------------------------------------------

                                                                  % of
                                                              Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                             Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
MI Coverage                    Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
No PMI                       3,543      $602,980,961.32         66.69%   $    170,189.38      6.674%       74.55%          622
UNITED GTY                     451      $ 72,948,326.19          8.07         161,747.95      7.585        90.81           618
PMI MTGE.                      381      $ 60,846,100.15          6.73         159,701.05      7.600        91.01           622
TRIAD                          380      $ 59,373,594.31          6.57         156,246.30      7.679        91.42           616
Radian GUARANTEE               333      $ 55,237,941.98          6.11         165,879.71      7.289        89.12           619
MGIC                           257      $ 42,675,033.44          4.72         166,050.71      7.356        89.03           619
REPUBLIC                        63      $  9,683,954.48          1.07         153,713.56      7.562        93.15           629
INTEGON                          3      $    379,677.10          0.04         126,559.03      8.052        90.84           588
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
State                         Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
California                     615      $181,978,175.30         20.13%   $    295,899.47      6.301%       75.79%          637
Maryland                       277        59,707,472.60          6.60         215,550.44      6.816        80.07           621
Florida                        268        47,019,551.57          5.20         175,446.09      7.013        80.63           617
Arizona                        258        45,353,626.67          5.02         175,789.25      6.889        80.73           618
Virginia                       198        41,827,733.84          4.63         211,251.18      6.838        80.40           618
Illinois                       269        38,432,810.47          4.25         142,872.90      7.518        82.41           607
Texas                          367        35,092,106.05          3.88          95,618.82      7.554        79.62           611
New York                       138        29,576,698.54          3.27         214,323.90      6.866        73.86           615
Minnesota                      165        25,881,624.92          2.86         156,858.33      7.046        81.23           615
New Jersey                     104        24,366,807.87          2.70         234,296.23      7.359        76.85           614
Washington                     136        23,601,779.14          2.61         173,542.49      6.798        82.60           628
Wisconsin                      188        22,987,990.84          2.54         122,276.55      7.379        82.53           605
Nevada                         107        22,603,274.82          2.50         211,245.56      6.721        77.74           611
Georgia                        129        19,663,799.52          2.17         152,432.55      7.268        83.33           611
Missouri                       166        18,625,704.50          2.06         112,203.04      7.254        82.11           613
Massachusetts                   72        18,271,222.87          2.02         253,766.98      6.806        77.67           616
Colorado                        99        17,976,586.65          1.99         181,581.68      6.462        80.12           644
North Carolina                 123        16,559,337.62          1.83         134,628.76      7.268        81.32           601
Pennsylvania                   131        16,127,554.53          1.78         123,111.10      7.373        83.41           616
Ohio                           134        15,266,158.03          1.69         113,926.55      7.414        85.59           622
Iowa                           141        14,579,122.35          1.61         103,398.03      7.425        83.46           612
Oregon                          78        13,026,737.82          1.44         167,009.46      6.854        79.41           641
Louisiana                      107        11,602,545.77          1.28         108,435.01      7.283        84.26           611
Tennessee                       98        11,269,934.37          1.25         114,999.33      6.892        81.07           612
Nebraska                        92        10,273,665.51          1.14         111,670.28      7.716        81.82           624
New Mexico                      76         9,315,793.05          1.03         122,576.22      7.756        83.80           613
Other                          875       113,137,773.75         12.51         129,300.31      7.285        82.19           618
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Occupancy Type                Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
Investor                       143      $ 15,460,219.03          1.71%   $    108,113.42      7.043%       67.96%          642
Primary                      5,216       880,190,914.17         97.35         168,748.26      6.956        80.13           620
Second Home                     52         8,474,455.77          0.94         162,970.30      6.752        73.19           620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Property Type                 Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     102      $ 20,748,913.38          2.29%   $    203,420.72      6.630%       74.71%          628
Highrise Condo Single Family    14         2,654,114.50          0.29         189,579.61      7.080        71.56           646
Lowrise Condo Single Family    290        49,416,359.61          5.47         170,401.24      6.757        80.36           632
Single Family Detached       5,005       831,306,201.48         91.95         166,095.15      6.975        79.98           620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Loan Purpose                  Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                     2,431      $377,330,334.52         41.73%   $    155,216.10      6.967%       83.87%          631
Cashout Refinance            2,611       469,939,740.96         51.98         179,984.58      6.944        76.67           612
Rate/Term Refinance            369        56,855,513.49          6.29         154,079.98      6.980        79.54           621
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       DISTRIBUTION BY DOCUMENTATION TYPE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Documentation Type            Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc                     4,696      $755,896,143.63         83.61%   $    160,965.96      7.022%       80.42%          618
Income Only                    692       144,705,250.87         16.00         209,111.63      6.621        77.12           637
No Doc                          23         3,524,194.47          0.39         153,225.85      6.565        70.93           631
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          DISTRIBUTION BY CREDIT SCORE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Credit Score                  Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
500 - 525                      212      $ 24,185,281.48          2.67%   $    114,081.52      8.999%       70.07%          515
526 - 550                      355        47,403,979.06          5.24         133,532.34      8.227        74.02           540
551 - 575                      608        92,268,337.62         10.21         151,757.13      7.615        78.53           564
576 - 600                      977       151,352,377.89         16.74         154,915.43      7.116        79.04           589
601 - 625                    1,166       189,451,673.72         20.95         162,479.99      6.935        81.00           613
626 - 650                      902       165,697,412.98         18.33         183,700.01      6.697        81.93           638
651 - 675                      597       114,995,620.17         12.72         192,622.48      6.418        81.50           662
676 - 700                      299        63,342,520.80          7.01         211,847.90      6.237        80.68           687
701 - 725                      154        29,252,563.75          3.24         189,951.71      6.249        79.87           711
726 - 750                       82        14,437,022.51          1.60         176,061.25      6.288        79.10           737
751 - 775                       36         7,856,261.68          0.87         218,229.49      6.114        77.64           763
776 - 800                       14         2,260,646.21          0.25         161,474.73      6.086        76.79           788
801 - 825                        9         1,621,891.10          0.18         180,210.12      6.027        76.98           809
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Prepayment Penalty            Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
Has Prepay Penalty           3,993      $651,760,163.11         72.09%   $    163,225.69      6.816%       80.45%          621
No Prepay Penalty            1,418       252,365,425.86         27.91         177,972.80      7.317        78.33           620
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Prepayment Penalty Term     Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
(months)                      Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
None                         1,418      $252,365,425.86         27.91%   $    177,972.80      7.317%       78.33%          620
24                           3,465       561,019,137.08         62.05         161,910.28      6.837        81.56           617
36                             528        90,741,026.03         10.04         171,858.00      6.686        73.57           649
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Lien Type                     Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                   5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                       DISTRIBUTION BY INTEREST ONLY TERM
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Interest Only Term          Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
(months)                      Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
None                         4,924      $776,224,313.38         85.85%   $    157,641.01      7.051%       79.67%          617
60                             487      $127,901,275.59         14.15         262,630.96      6.380        81.00           642
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       5,411      $904,125,588.97        100.00%   $    167,090.30      6.956%       79.86%          621

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Maximum Mortgage Rate ( %)    Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                    2      $    268,137.76          0.03%   $    134,068.88      3.762%       80.00%          687
10.000 - 10.499                  3           642,557.08          0.08         214,185.69      4.356        72.77           689
10.500 - 10.999                 58        14,789,942.53          1.82         254,999.01      4.824        73.70           670
11.000 - 11.499                122        32,224,088.50          3.97         264,131.87      5.257        75.07           662
11.500 - 11.999                581       137,133,827.72         16.88         236,030.68      5.773        76.22           644
12.000 - 12.499                510       106,087,237.61         13.06         208,014.19      6.254        79.29           635
12.500 - 12.999              1,092       193,913,002.90         23.87         177,576.01      6.746        81.00           620
13.000 - 13.499                523        83,911,755.90         10.33         160,443.13      7.259        82.16           610
13.500 - 13.999                777       111,535,315.15         13.73         143,546.09      7.723        84.57           602
14.000 - 14.499                254        34,656,704.24          4.27         136,443.72      8.259        85.74           587
14.500 - 14.999                464        53,682,083.73          6.61         115,694.15      8.726        86.31           583
15.000 - 15.499                180        20,239,862.28          2.49         112,443.68      9.249        84.01           569
15.500 - 15.999                173        15,527,208.48          1.91          89,752.65      9.701        79.34           553
16.000 - 16.499                 41         3,419,343.73          0.42          83,398.63     10.251        75.54           534
16.500 - 16.999                 46         3,746,234.19          0.46          81,439.87     10.725        77.56           546
17.000 - 17.499                  7           356,994.72          0.04          50,999.25     11.250        84.50           565
17.500 - 17.999                  3           182,548.83          0.02          60,849.61     11.547        85.00           587
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION BY MINIMUM MORTGAGE RATE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Minimum Mortgage Rate (%)     Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                   82      $ 21,759,851.77          2.68%   $    265,364.05      5.463%       73.60%          701
2.000 - 2.499                  491       105,823,198.17         13.03         215,525.86      5.844        76.59           663
2.500 - 2.999                1,007       188,760,747.83         23.24         187,448.61      6.262        76.53           630
3.000 - 3.499                  899       152,977,672.86         18.83         170,164.26      6.718        79.87           617
3.500 - 3.999                  654       115,133,317.75         14.17         176,044.83      7.151        85.44           615
4.000 - 4.499                  512        80,084,417.51          9.86         156,414.88      7.643        88.68           605
4.500 - 4.999                  580        74,801,839.61          9.21         128,968.69      8.191        87.33           585
5.000 - 5.499                  293        39,546,210.27          4.87         134,970.00      8.731        80.64           562
5.500 - 5.999                  197        20,992,559.18          2.58         106,561.21      9.003        76.34           534
6.000 - 6.499                   70         8,184,585.83          1.01         116,922.65      9.637        75.70           532
6.500 - 6.999                   46         3,914,494.74          0.48          85,097.71     10.284        83.07           552
7.000 - 7.000                    5           337,949.83          0.04          67,589.97     10.702        85.00           575
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          DISTRIBUTION BY GROSS MARGIN
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Gross Margin (%)              Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
1.500 - 1.999                   82      $ 21,759,851.77          2.68%   $    265,364.05      5.463%       73.60%          701
2.000 - 2.499                  491       105,823,198.17         13.03         215,525.86      5.844        76.59           663
2.500 - 2.999                1,007       188,760,747.83         23.24         187,448.61      6.262        76.53           630
3.000 - 3.499                  899       152,977,672.86         18.83         170,164.26      6.718        79.87           617
3.500 - 3.999                  654       115,133,317.75         14.17         176,044.83      7.151        85.44           615
4.000 - 4.499                  512        80,084,417.51          9.86         156,414.88      7.643        88.68           605
4.500 - 4.999                  580        74,801,839.61          9.21         128,968.69      8.191        87.33           585
5.000 - 5.499                  293        39,546,210.27          4.87         134,970.00      8.731        80.64           562
5.500 - 5.999                  197        20,992,559.18          2.58         106,561.21      9.003        76.34           534
6.000 - 6.499                   70         8,184,585.83          1.01         116,922.65      9.637        75.70           532
6.500 - 6.999                   46         3,914,494.74          0.48          85,097.71     10.284        83.07           552
7.000 - 7.000                    5           337,949.83          0.04          67,589.97     10.702        85.00           575
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.

--------------------------------------------------------------------------------
                     The Mortgage Loans (Total Collateral)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DISTRIBUTION BY INITIAL INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Initial Interest            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Rate Cap (%)                  Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000                           29      $  7,634,285.79          0.94%   $    263,251.23      7.087%       75.69%          613
3.000                        4,807       804,682,559.56         99.06         167,398.08      6.957        80.81           618
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
Periodic Interest           Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Rate Cap (%)                  Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                        4,807      $804,682,559.56         99.06%   $    167,398.08      6.957%       80.81%          618
2.000                           29         7,634,285.79          0.94         263,251.23      7.087        75.69           613
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                    DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE
--------------------------------------------------------------------------------

                                                                 % of
                                                             Pool by Unpaid      Avg.        Wtd. Avg.   Wtd. Avg.
                            Number of    Unpaid Principal      Principal      Principal        Gross      Original       Wtd. Avg.
Next Rate Adjustment Date     Loans           Balance           Balance        Balance         Coupon       LTV        Credit Score
-----------------------------------------------------------------------------------------------------------------------------------
June 2006                        8      $  2,555,961.88          0.31%   $    319,495.24      6.636%       75.75%          640
July 2006                       21         5,078,323.91          0.63         241,824.95      7.314        75.66           600
September 2006                   1            80,158.51          0.01          80,158.51      9.250        85.00           559
November 2006                    2           165,163.88          0.02          82,581.94      7.559        93.31           597
December 2006                    2           259,748.60          0.03         129,874.30      7.182        90.00           643
February 2007                    2           258,514.61          0.03         129,257.31      7.441        80.00           565
March 2007                      19         2,287,006.70          0.28         120,368.77      7.565        83.06           596
April 2007                      84        11,923,175.08          1.47         141,942.56      7.112        81.63           601
May 2007                       142        19,827,836.48          2.44         139,632.65      7.146        83.00           596
June 2007                    1,264       213,411,510.76         26.27         168,838.22      6.914        80.88           615
July 2007                    3,152       530,101,305.79         65.26         168,179.35      6.988        80.80           619
August 2007                      3           227,617.41          0.03          75,872.47      8.791        80.84           560
March 2008                       1           163,815.97          0.02         163,815.97      6.625        90.00           600
May 2008                         1           129,388.96          0.02         129,388.96      5.500        41.34           612
June 2008                       42         8,654,845.44          1.07         206,067.75      6.291        78.60           638
July 2008                       92        17,192,471.37          2.12         186,874.69      6.436        78.05           641
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       4,836      $812,316,845.35        100.00%   $    167,972.88      6.958%       80.76%          618

--------------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.